                                                                 EXHIBIT 10(S)


                            CONQUEST INDUSTRIES INC.
                    C/O JERRY KARLIK, CHIEF FINANCIAL OFFICER
                         40 CUTTERMILL ROAD - SUITE 209
                           GREAT NECK, NEW YORK 11021
      TELEPHONE: (516) 482-5995             TELECOPIER NO. (516) 482-5406



                                October 16, 1995

To all Selling Securityholders
of Conquest Industries Inc.

                          RE:     CONQUEST INDUSTRIES INC.
                                  REGISTRATION OF SECURITIES

Dear Sir/Madam:

         Conquest Industries Inc., a Delaware corporation (the "Company") has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1, Registration No. 33-86326 (the "Registration Statement") under the Securities Act of 1933, as amended (the "1933 Act").

         The Company proposes to register for your account as well as for the account of certain other holders of securities of the Company (collectively, including yourself, the "Selling Securityholders"), certain securities of the Company (collectively, the "Securities"). A copy of the Preliminary Prospectus included in Amendment No. 2 to such Registation Statement, as filed with the Commission on October 16, 1995 is enclosed with this letter.

         The Securities being registered for the account of the Selling Securityholders consist of the following:

                 (a) an indeterminable number of shares of Common Stock (the "Private Placement Conversion Shares") issuable upon conversion of the Company's 10% convertible notes due October 1, 1996 issued in connection with a November 1994 private placement (the "Private Placement Notes"). By their terms, the Private Placement Notes are convertible into Company Common Stock at a price per share equal to 80% of the Company's prevailing per share market price on each date such notes are converted. The Preliminary Prospectus included in the Registration Statement refers to 2,281,250 Private Placement Conversion Shares (based upon an assumed $1.50 per share market price), although all Private Placement Conversion Shares issuable under the above formula under the Private Placement Notes are being registered for resale under the 1933 Act.

                 (b) a maximum of 54,750 five year redeemable warrants exercisable at $5.00 per share through July 20, 1999 (designated as "Private Placement Warrants") and the maximum of 54,750 shares of Common Stock issuable upon exercise of such Private Placment Warrants; which Private Placement Warrants are being offered on the effective date of the Registration Statement as part of an unregistered private exchange offer to holders of 10% Private Placement Notes to exchange such Private Placement Notes for (i) certain cash payments, (ii) a maximum of $2,737,500 of 11% non-convertible notes due October 1, 1996 (the "Exchange Notes") and (iii) the Private Placement Warrants. A separate Letter of Transmittal relating to such exchange offer of 11% Exchange Notes for Private Placement Notes has been forwarded under separate cover to the holders of Private Placment Notes.

                 (c) an aggregate of 1,030,400 shares of Common Stock (the "Preferred Stock Conversion Shares") issuable upon conversion by the holders of Company Series B Preferred Stock and Series E Preferred Stock.

                 (d) an aggregate of 2,082,147 shares of Common Stock sold in June and July 1995 at approximately $1.41 per share in a private placement (the "1995 Private Placment Shares").

                 (e) 400,000 shares of Common Stock issuable upon exercise of a warrant held by NatWest Bank USA (the "Bank Warrant").

                 (f) 499,315 shares of Common Stock, representing approximately 95.23% of the 524,315 shares of Common Stock issuable on the effective date of the Registration Statement to certain creditors of the Company in lieu of accrued obligations owed to such creditors (the "Creditors Shares").

                 (g) 250,000 shares of Common Stock issuable upon exercise of a warrant held by Jerry Karlik, Chief Financial Officer of the Company (the "Affiliate Warrant").

                 (h) 518,043 additional shares of Common Stock which were issued in connection with the June 20, 1994 Wico Merger and upon exercise of certain warrants (the "Additional Shares").

                 (h) 106,482 shares of Common Stock issuable upon exercise of warrants held by Lew Lieberbaum & Co. and its affiliates, the former underwriter in the Company's initial public offering (the "Underwriter's Warrants").

         As a potentional holder of Private Placement Conversion Shares, Private Placement Warrants, Creditors Shares and/or Preferred Stock Conversion Shares, or as a holder of 1995 Private Placement Shares, the Bank Warrant, the Affiliate Warrant, the Additional Shares or the Underwriter's Warrants (as the case may be), you have the right to have included in the Company's Registration Statement the applicable number and amount of Securities owned by you.

         The Company believes, based upon its records, that the type and number of Securities owned by each of you is as set forth under the caption "Selling Securityholders" on pages 58 through 62, inclusive, of the enclosed Preliminary Prospectus, included in Amendment No. 2 to the Company's Registration Statement on Form S-1 as filed with the Commission on October 16, 1995.

         Accordingly, enclosed herewith please find an acceptance letter and a Selling Securityholder Agreement. If you chose to have your Securities registered under the 1933 Act, please return both the completed acceptance letter and the Selling Securityholder Agreement on or before the 5:00 p.m. (New York City time) on October 31, 1995 indicating whether or not you wish to have your Securities included in the Registration Statement. If we have not received your written reply by 5:00 New York City time on October 31, 1995, your Securities will NOT be registered under the 1933 Act and will be removed from the Company's Registration Statement. You may telecopy your response to the undersigned at the above number.

         As a "Selling Securityholder" you will be obligated to deliver a current Prospectus on each occasion that sales of your Securities are made, whether such sales are made directly by you as a Selling Securityholder or through broker-dealers. The Company has agreed (i) to file, during any period in which offers or sales of securities are being made, a post-effective amendment to the Registration Statement under the 1933 Act of which such Prospectus is a part, (ii) to make available a Prospectus to each Selling Securityholder upon request, (iii) to amend such Prospectus from time to time after the effective date thereof through post-effective amendments to such Registration Statement to reflect any facts or events which individually or in the aggregate, represent a fundamental change in the information set forth in the most recent Prospectus and (iv) to remove from registration by means of a post-effective amendment of the Registration Statement any of the securities which remain unsold at the termination of the offering which is anticipated to occur on or about two years from the effective date of the Prospectus. The Selling Securityholders and any broker-dealer that acts in connection with the sale of the securities owned by Selling Securityholders may be deemed to be "underwriters" within the meaning of
Section 2(11) of the Securities Act, and any commission or profit received by a broker-dealer from the purchase or resale of such securities as principals might be deemed to be underwriting discounts and commissions under the Securities Act. By execution of the enclosed Selling Securityholder Agreement, you and the Company will agree to mutually indemnify each other under certain conditions.

         As a Selling Securityholder, the anti-manipulative rules as promulgated under the Securities Exchange Act of 1934 may apply to your sales in the market. Copies of Rules 10b-2, l0b-6 and 10b-7 are enclosed herewith for your convenience.

PROCEDURES TO FOLLOW:

         IN THE EVENT YOU DESIRE TO BE A SELLING SECURITYHOLDER, YOU MUST COMPLETE THE ATTACHED FORM ENTITLED "SELLING SECURITYHOLDER TO COMPLETE" AND EXECUTE THE ENCLOSED SELLING SECURITYHOLDER AGREEMENT. PLEASE RETURN A COPY OF BOTH DOCUMENTS TO THE COMPANY, C/O JERRY KARLIK, CHIEF FINANCIAL OFFICER, 40 CUTTERMILL ROAD, SUITE 209, GREAT NECK, NEW YORK 11021, OR TELECOPY THE FULLY EXECUTED ATTACHED FORM AND SIGNATURE PAGE OF THE SELLING STOCKHOLDER AGREEMENT TO THE COMPANY AT (516) 482-5406.

         IN THE EVENT YOU FAIL OR REFUSE TO FORWARD THE ENCLOSED DOCUMENTS TO THE COMPANY, C/O MR. KARLIK PRIOR TO THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT, YOU WILL NOT BE INCLUDED AS A SELLING SECURITYHOLDER THEREIN, AND YOU SECURITIES WILL NOT BE INCLUDED IN THE FINAL REGISTRATION STATEMENT.

         For further information concerning your obligations as a Selling Securityholder, see "PLAN OF DISTRIBUTION - Selling Securityholders" on page 64 of the enclosed Preliminary Prospectus.

                 A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BUT HAS NOT YET BECOME EFFECTIVE. THE SECURITIES DESCRIBED HEREIN MAY NOT BE SOLD, NOR MAY OFFERS TO BUY THESE SECURITIES BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS LETTER SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE.

         If you have any questions with respect to this matter, please do not hesitate to contact or the undersigned or our legal counsel Solomon Fornari Weiss & Moskowitz, P.C., 650 Fifth Avenue, New York, New York 10019 (212) 265-1200, attn: Mark Coldwell, Esq.

                                                  Sincerely,

                                                  CONQUEST INDUSTRIES INC.

                                                  By:_________________________
                                                       Jerry Karlik, Chief
                                                        Financial Officer

Enc.

                       SELLING SECURITYHOLDER TO COMPLETE:

PLEASE CHECK THE APPROPRIATE LINE(S):

         ____ I wish to have my Securities registered in the Company's current Registration Statement as filed with the Securities and Exchange Commission. My completed Selling Securityholder Agreement is attached hereto.

         ____ I have hereby acknowledge receipt of, and affirm that I have carefully reviewed, the Preliminary Prospectus, dated October 16, 1995. I further acknowledge that the number of the Securities attributed to me on pages 58-62 of such Preliminary Prospectus, as well as all other information contained therein, concerning my plan of distribution and intentions with respect to such Securities recited therein, is true and correct.

         ____ The number of Securities attributed to me for which I have registration rights is NOT correct. The correct number and type of Securities owned by me is ________________________________.

         ____ I do NOT wish to have the Securities registered in the Company's Registration Statement.

DATED:  October __, 1995

                       ________________________________________
                       Signature of Selling Securityholder

                       ________________________________________
                         Name of Selling Securityholder

                       ________________________________________
                        Address of Selling Securityholder

                        SELLING SECURITYHOLDER AGREEMENT

                                                            __________, 1995

Conquest Industries Inc.
6400 Gross Point Road
Niles, Illinois  60714
Attention:  Steffan I. Magnell, President

Dear Sirs:

         The undersigned (the "Selling Securityholder") proposes to sell the type and number of securities of Conquest Industries Inc. (the "Company") set forth along side the Selling Securityholder's name on Exhibit A annexed hereto (the "Securities") in connection with the Company's proposed public offering of securities.

         1. REGISTRATION STATEMENT AND PROSPECTUS: The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder (collectively called the "Act") a registration statement on Form S-1, including a preliminary prospectus, relating to the registration of: (i) warrants (designated as 1,961,925 redeemable Class B Warrants and 54,750 Private Placement Warrants) to purchase a maximum of 2,016,675 shares of Common Stock of the Company, $.001 par value per share (the "Common Stock"); and (ii) a maximum aggregate of 10,946,812 shares of Common Stock of the Company, including therein the Securities.

                 As used in this Agreement, the term "Registration Statement" means such registration statement, including exhibits and financial statements and schedules and documents incorporated therein by reference, as amended when it becomes effective, and the term "Prospectus" means such prospectus in the form first filed on behalf of the Company with the Commission pursuant to Rule 424(b) under the Act.

         2.      AGREEMENTS OF THE COMPANY AND THE SELLING SECURITYHOLDER:
The Company and the Selling Securityholder agree as follows:

                 (a) the Company will notify the Selling Securityholder (1) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective, (2) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose and (4) of the happening of any event during the nine-month period beginning on the effective date of the Registration Statement which in the judgment of the Company makes any statement made in the Registration Statement or the Prospectus untrue or which requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. Upon the happening of any event set forth in subclauses (2) or (4) above, the Selling Securityholder will, upon written notification by the Company, promptly cease using the Prospectus or any preliminary prospectus, as the case may be, until an appropriate supplement or amendment is prepared and filed with the Commission;

                 (b) the Company will give you notice of its filing of any amendment to the Registration Statement or any amendment or supplement to the Prospectus;

                 (c) upon the expiration of the above-referenced nine-month period, and thereafter from time to time, the Company will deliver to you, without charge, as many copies of the Prospectus or any amendment or supplement thereto as you may reasonably request;

                 (d) prior to any public offering of the Securities, the Company will cooperate with you and your counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you reasonably request, provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject. The Company will pay all fees and expenses (including fees and expenses of counsel to the Company) relating to qualification of the Securities under such securities or Blue Sky laws;

                 (e) the Company will pay all expenses in connection with (1) the preparation, printing and filing of the Registration Statement, each preliminary prospectus and the Prospectus, (2) the issuance and delivery of the Securities (other than transfer taxes) and (3) furnishing such copies of the Registration Statement, the Prospectus and any preliminary prospectus, and all amendments and supplements thereto, as may be reasonably requested for use in connection with the offering and sale of the Securities by the Selling Securityholder.

         3.      REPRESENTATIONS AND WARRANTIES OF THE COMPANY:

The Company represents and warrants to the Selling Securityholder that:

                 (a) each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act, and when the Registration Statement becomes effective and at all times subsequent thereto through the date that all Securities have been sold by means of the Registration Statement, the Registration Statement and the Prospectus, and any supplements or amendments thereto, will fully comply with the provisions of the Act, and the Registration Statement and the Prospectus at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Registration Statement or the Prospectus or any preliminary prospectus made in reliance upon information furnished to the Company in writing by any underwriter identified therein (if any), or furnished for use therein by or on behalf of any person identified as a "Selling Securityholder" in the Prospectus and any preliminary prospectus, or any supplement or amendment, including all information contained in the sections of the Prospectus and any preliminary prospectus, or any supplement or amendment, entitled "Selling Securityholders" and "Plan of Distribution", a copy of which section as currently written is annexed hereto as Exhibit A; and

                 (b) this Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company in accordance with its terms.

         4.      REPRESENTATIONS AND WARRANTIES OF THE SELLING SECURITYHOLDER:

The Selling Securityholder represents and warrants to the Company:

                 (a) this Agreement has been duly authorized, executed and delivered by the Selling Securityholder and is a legal, valid and binding agreement of the Selling Securityholder in accordance with its terms; and

                 (b) when the Registration Statement becomes effective and at all times subsequent thereto through the date that all Securities have been sold by means of the Registration Statement, such parts of the Registration Statement and Prospectus, and any supplements or amendments thereto, as relate to the Selling Securityholder and are based on information furnished in writing to the Company by or on behalf of the Selling Securityholder for use in the Registration Statement, the Prospectus, any preliminary prospectus or any such supplement or amendment, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, that notwithstanding the above, all information contained in the sections of the Prospectus and any preliminary prospectus, or any supplement or amendment, entitled "Selling Securityholders" and "Plan of Distribution", is true and correct and does not contain an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary, as such information relates to the Selling Securityholder, in order to make the statements therein not misleading; and provided further, that all such information identified above shall be deemed to be information furnished in writing to the Company by the Selling Securityholder for use in the Registration Statement, the Prospectus or any preliminary prospectus or any supplement or amendment thereto.

         5.      INDEMNIFICATION:

         The Company agrees to indemnify and hold harmless the Selling Securityholder from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon a breach of a covenant, agreement, representation or warranty made by the Company in this Agreement or upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by or on behalf of the Selling Securityholder for use therein.

         If any action or proceeding (including any governmental investigation) shall be brought or asserted against the Selling Securityholder in respect of which indemnity may be sought from the Company, the Selling Securityholder shall promptly notify the Company in writing, and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Selling Securityholder, and the payment of all expenses. It is agreed and acknowledged that except as limited below the Company shall be entitled to employ a single counsel to defend all "Selling Securityholders" identified in the Registration Statement and the Prospectus in connection with any action for which any such persons can seek indemnification from the Company hereunder. The Selling Securityholder shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of the Selling Securityholder unless (a) the Company has agreed to pay such fees and expenses, or (b) the Company shall have failed to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to the Selling Securityholder in any such action or proceeding, or (c) the named parties to any such action or proceeding (including any impleaded parties) include both the Selling Securityholder and the Company, and the Selling Securityholder shall have been advised by counsel that there may be one or more legal defenses available to it or him which are different from or additional to those available to the Company and any other persons indemnified by the Company (in which case the Selling Securityholder notifies the Company in writing that it elects to employ separate counsel at the expense of the Company and the Company shall not have the right to assume the defense of such action or proceeding on behalf of the Selling Securityholder, it being understood, however, that the Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Selling Securityholder, which firms shall be designated in writing by the Selling Securityholder). The Company shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Company agrees to indemnify and hold harmless the Selling Securityholder from and against any loss or liability by reason of such settlement or judgment.

         The Selling Securityholder agrees to indemnify and hold harmless the Company, its directors and officers, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Selling Securityholder, but only with respect to (i) a breach of a covenant, agreement, representation or warranty made by the Selling Securityholder in this Agreement, (ii) information relating to the Selling Securityholder furnished by or on behalf of the Selling Securityholder for use in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any preliminary prospectus, and (iii) such other information as shall be identified in accordance with Section 4(b) of this Agreement. In case any action or proceeding shall be brought against the Company, its directors or officers or any controlling person, in respect of which indemnity may be sought against the Selling Securityholder, the Selling Securityholder shall have the rights and duties given to the Company, and the Company or its directors or officers or such controlling person shall have the rights and duties given to the Selling Securityholder, by the second paragraph of this Section 5.

         If the indemnification provided for in this Section 5 is unavailable to an indemnified party under the first or third paragraph hereof in respect of any losses, claims, damages or liabilities referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company and the Selling Securityholder in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Selling Securityholder shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or by or on behalf of the Selling Securityholder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of this
Section 5, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

         The Company and the Selling Securityholder agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         The indemnity and contribution agreements contained in this Section 5 and the representations and warranties of the Company and the Selling Securityholder contained in this

Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Company or the Selling Securityholder.

         6. MISCELLANEOUS: Notice given pursuant to any of the provisions of this Agreement shall be in writing and shall be mailed or delivered (a) to the Company at the office of the Company at 6400 West Gross Point Road, Niles, Illinois 60714, Attention Mr. Steffan Magnell; and (b) to the Selling Securityholder, at the address of such Selling Securityholder as may appear from time to time on the Company's stock ledger. Any notice hereof may be made by telex or telephone, but if so made shall be subsequently confirmed in writing.

         This Agreement has been and is made solely for the benefit of the Company and the Selling Securityholder and of the controlling persons, directors and officers referred to in Section 5 hereof, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

         Please confirm that the foregoing correctly sets forth the agreement among the parties hereto.

                                             Very truly yours,

                                             SELLING SECURITYHOLDER

                                             _____________________


                                             Name:______________________________

                                             Address:___________________________

                                                     ___________________________

                                                     ___________________________

Confirmed as of the date
first above mentioned.

CONQUEST INDUSTRIES INC.

By: _____________________________

    Steffan I. Magnell, President